2006 MLP Conference 2006 MLP Conference 2006 MLP Conference Energy Transfer Partners , L.P. Energy Transfer Partners , L.P. Energy Transfer Partners , L.P. March 2006 Exhibit 99.1

Legal Disclaimer
This presentation may contain statements about future events and Energy Transfer
Partners, L.P.’s (“Energy Transfer”, the “Partnership” or “ETP”) outlook and expectations, which are forward-looking statements. Any statement in this presentation that is not a historical fact may be deemed to be a forward-looking statement. These forward-looking statements rely on a number of assumptions concerning future events and are subject to a number of uncertainties and factors, many of which are outside
Energy Transfer’s control, and which could cause Energy Transfer’s actual results, performance or achievements to be materially different. While Energy Transfer believes that the assumptions concerning future events are reasonable, it cautions that there are inherent difficulties in predicting certain important factors that could impact the future performance or results of its business. These risks and uncertainties are discussed in more detail in Energy Transfer’s filings with the Securities and Exchange Commission, copies of which are available to the public. Energy Transfer expressly disclaims any intention or obligation to revise or update any forward- looking statements whether as a result of new information, future events, or otherwise.

Management Team
Management Team
President, Chief Financial Officer and
President, Chief Financial Officer and
Director
Director
H. Michael Krimbill
H. Michael Krimbill
Co-Chief Executive Officer and Co-
Co-Chief Executive Officer and Co-
Chairman of the Board
Chairman of the Board
Kelcy
Kelcy
L. Warren
L. Warren
Co-Chief Executive Officer and Co-
Co-Chief Executive Officer and Co-
Chairman of the Board
Chairman of the Board
Ray C. Davis
Ray C. Davis

Investment Highlights
Investment Highlights
Strong asset profile
Strong asset profile
Demonstrated asset growth
Demonstrated asset growth
History of consistent distribution growth
History of consistent distribution growth
Substantial internal growth projects
Substantial internal growth projects
–
–
Over $800 million of capital expenditures expected for 2006/ 2007
Over $800 million of capital expenditures expected for 2006/ 2007
–
–
Expected high rates of return, low projected construction cost relative
Expected high rates of return, low projected construction cost relative to forecasted EBITDA
to forecasted EBITDA
High quality portfolio of low volatility assets
High quality portfolio of low volatility assets
–
–
Predominantly fee-based business, which mitigates commodity price
Predominantly fee-based business, which mitigates commodity price risk
risk
Strong Balance Sheet
Strong Balance Sheet
Significant ownership by management and affiliates
Significant ownership by management and affiliates

Strong Track Record of Distribution Growth at ETP Strong Track Record of Distribution Growth at ETP
Source:   Company Reports
Notes:
(1) Large Cap MLP Average is comprised of BWP, BPL, EEP, ETP, EPD, KMP, MMP, NBP, PPX, PAA, SXL, TPP, and VLI.
(2) Distribution growth based on annualized indicated quarterly distribution between specified dates
5 Year Average Annual Total Return
01/03/01 – 01/24/06
Average Annual Distribution Growth²
Source:   Factset
Historical Returns to Investors
Historical Returns to Investors
19.9%
30.1%
25.7%
8.2%
9.3%
9.8%
0.0%
10.0%
20.0%
30.0%
40.0%
3-Yr CAGR
(01/01/03 - 01/22/06)
2-Yr CAGR
(01/01/04 - 01/22/06)
1-Yr CAGR
(01/01/05 - 01/22/06)
ETP Large Cap MLP Average
35.2%
19.5%
0.1%
(1.5%)
-10.0%
0.0%
10.0%
20.0%
30.0%
40.0%
ETP Large Cap MLP Average¹ Dow Jones S&P 500

Substantial Management Ownership
Substantial Management Ownership
Notes:
(1) Held indirectly through ownership of general partner of Energy Transfer Partners GP, L.P.
(2) Held indirectly through ownership of 50% of the Class B limited partner interests in Energy Transfer Partners GP, L.P.
(3) Held directly
Management
and Affiliates
Management
and Affiliates
Public Unitholders Public Unitholders
Other
Investors
Other
Investors
LE GP, LLC
Energy Transfer
Partners, L.P.
(NYSE: ETP)
Public
Unitholders
73.8% Limited
Partner Interest
73.8% Limited
Partner Interest
0.5% General
Partner Interest
0.5% General
Partner Interest
12.8% Limited
Partner Interest
12.8% Limited
Partner Interest
12.9% Limited
Partner Interest
12.9% Limited
Partner Interest
50% Incentive
Distribution Rights ²
2% General
Partner Interest ¹
32.3% Limited
Partner Interest ³
65.7% Limited
Partner Interest
(NYSE: ETE)
Energy Transfer
Equity, L.P.
(NYSE: ETE)

ETP Business Overview ETP Business Overview

ETP Overview
ETP Overview
Natural Gas Midstream Operations
Natural Gas Midstream Operations
Represents approximately 78% of fiscal year 2006 projected ETP EBITDA
Represents approximately 78% of fiscal year 2006 projected ETP EBITDA
12,000 miles of natural gas gathering and transportation pipelines
12,000 miles of natural gas gathering and transportation pipelines
7.6 Bcf/d
7.6 Bcf/d
aggregate throughput capacity
aggregate throughput capacity
3
3
storage
storage
facilities
facilities
with
with
approximately
approximately
80
80
Bcf
Bcf
working
working
storage
storage
capacity
capacity
3 natural gas processing plants and 14 natural gas treating facilities
3 natural gas processing plants and 14 natural gas treating facilities
Integrated Texas intrastate natural gas pipeline system with access to all
Integrated Texas intrastate natural gas pipeline system with access to all significant producing regions and major market hubs in Texas significant producing regions and major market hubs in Texas
Propane Operations
Propane Operations
Represents approximately 22% of fiscal year 2006 projected ETP EBITDA
Represents approximately 22% of fiscal year 2006 projected ETP EBITDA
Serves
Serves
more
more
than
than
700,000
700,000
customers
customers
from
from
321
321
service
service
locations
locations
in
in
34
34
states
states
One of the five largest retail propane marketers in the United States
One of the five largest retail propane marketers in the United States
Concentration in higher-than-average population growth areas
Concentration in higher-than-average population growth areas

ETP Midstream Operations
ETP Midstream Operations
ET Fuel (TUFCO) System ET Fuel (TUFCO) System
Capacity of 1.8 Bcf/d
2,000 miles of pipeline
2 Storage Facilities with 14 Bcf of
total working capacity
East Texas East Texas
(Bossier) Pipeline (Bossier) Pipeline
Current capacity of 675 MMcf/d
10-year agreement with XTO Energy
Houston Pipeline Houston Pipeline
(HPL) System (HPL) System
Capacity of 2.4 Bcf/d
4,200 miles of pipeline
170 MMcf/d treating capacity
Bammel Storage – 130 Bcf capacity
Oasis Pipeline Oasis Pipeline
Capacity of 1.2 Bcf/d
583 miles of pipeline
Connects Waha to Katy
Contracts with independent power
plants, utilities and industrial users
Southeast Texas System Southeast Texas System
4,200 miles of pipeline
1active processing plant with aggregate capacity
of 240 MMcf/d
10 natural gas treating facilities with aggregate
capacity of 810 MMcf/d
Over 2,000 connected wells

Diversified Propane Operations
Diversified Propane Operations
Retail Gallons Sold (Millions)
Retail Gallons Sold (Millions)
ETP’s propane operations are concentrated in higher-than-average population growth areas.  Its geographic diversity minimizes the impact of warm weather patterns in individual regions.
Fee-based business, subject to weather volatility that
impacts volumes
Focus on higher-margin residential customers
Record fiscal 2004 and 2005 operating and financial
performance
Realized 2%-3% internal growth excluding
acquisitions
Consistent acquisition activity at attractive multiples
126
147
160
181
330 330
376
398
406
0
50
100
150
200
250
300
350
400
450

ETP Recent Acquisition &
ETP Recent Acquisition &
Internal Growth Activity
Internal Growth Activity
October 2002 – Energy Transfer purchased Texas and Oklahoma midstream assets and 50% of
Oasis Pipeline from Aquila Corp.
December 2002 – Energy Transfer purchased remaining 50% interest in Oasis from DOW
January 2004 – Energy Transfer completed reverse merger with Heritage Propane Partners
(NYSE: HPG)
March 2004 – Heritage Propane Partners renamed Energy Transfer Partners (NYSE:ETP)
June 2004 – ETP purchased TUFCO pipeline system from TXU Corp. for $500 mm
June 2004 – ETP completes East Texas (Bossier) Pipeline Expansion
November 2004 – ETP Purchased Devon’s Austin Chalk midstream assets for $64 mm
January 2005 – ETP purchased Houston Pipeline Company from AEP for $825 mm
January 2005 – ETP announced joint venture with Atmos Energy to build North DFW Pipeline
May 2005 – ETP completes Fort Worth Basin Pipeline Project
July 2005 – ETP announced initiation of $454 mm in capital projects
– ETP announced upsizing of capital expansion projects to $567 mm in October 2005

12 Texas Natural Gas Supply Texas Natural Gas Supply

13 Supply/Demand Supply/Demand

ETP Organic Growth
ETP Organic Growth
$725 million in Completed or Initiated Organic Growth $725 million in Completed or Initiated Organic Growth
42”
42”
” Pipeline Expansion Pipeline Expansion
$535 million committed
Providing 1.6 Bcf/d outlet from
FW Basin to multiple markets
Operational in late calendar
year 2006
Fort Worth Basin Pipeline Fort Worth Basin Pipeline
$87 million invested or committed
Over 80 miles
Provides multiple outlets from
Barnett Shale
Serves a premier natural gas producing
regions
East Texas (Bossier East Texas (Bossier
Expansion) Expansion)
$80 million invested
Provides market outlets for
multiple East Texas producing
basins
North DFW Loop North DFW Loop
JV with Atmos Energy
$27 million invested
45 miles of 30” pipeline

Ft. Worth Basin Expansion
Ft. Worth Basin Expansion
Fort Worth Basin Pipeline Fort Worth Basin Pipeline
Over 55 miles of 24” Pipeline
Access to the Heart of Barnett Shale
One Section Already Looped
ETP and ATMOS Joint Venture ETP and ATMOS Joint Venture
30-inch, 45 mile North Ft. Worth Loop
Capacity of 500 MMcf/d
Outlet for Barnett Shale gas to Multiple Hubs

ETP Pipeline Expansion
ETP Pipeline Expansion
230 miles of 42-inch and 35 miles of
30-inch intrastate pipelines
12-18 month construction period - Total
cost estimate of $535 million
Adds significant incremental, fee-based
EBITDA
Provides producers with firm capacity
out of the Barnett Shale and other major
producing areas to all major market
hubs in Texas and numerous interstate
pipelines
Provides LNG customers alternative
outlets across Texas and to other
delivery points
Pipeline Expansion Allows ETP to Offer Integrated Transportation Across Its Systems in
Texas and Provides Producers with Firm Capacity Out of the Barnett Shale

Financial Overview Financial Overview

ETP Capitalization
ETP Capitalization
ETP Capitalization
as of February 28, 2006
($ in thousands)
Working Capital Facilities 121,000 $
Senior Notes 1,150,000
Private Placement Notes 293,000
Other 17,000
Total Debt 1,581,000 $
Estimated Partners Capital 1,505,000 $
Total Capitalization 3,086,000 $
EBITDA Guidance 650,000 $
Credit Statistics
Total Debt/ EBITDA 2.43 X
Total Debt (excluding working cap)/ EBITDA 2.25 X
Total Debt/ Total Capitalization 51.2%
EBITDA/ Interest Expense 5.65 X

ETP Distribution History
ETP Distribution History
Strong Track Record of Distribution Growth at ETP Strong Track Record of Distribution Growth at ETP
$1.40
$1.50
$1.65
$1.75
$1.85
$2.00
$2.35
$2.20
$1.95
$1.28
$1.30
$1.00
$1.20
$1.40
$1.60
$1.80
$2.00
$2.20
$2.40
Date Declared

ETP Distribution Coverage
ETP Distribution Coverage
2006 Distributable Cash Flow Coverage*
($ in thousands)
EBITDA 650,000 $
Less: Interest (115,000)
Less: Maintenance Capital (37,000)
Less: Taxes (7,000)
Distributable Cash Flow 491,000 $
LP Distributions @ $2.35/ unit 259,970 $
GP Distributions 98,130
Total Distributions 358,101 $
Excess Distributable Cash Flow 132,899 $
Distribution Coverage 1.51
*Based on management guidance

Investment Highlights
Investment Highlights
Strong asset profile
Strong asset profile
Demonstrated asset growth
Demonstrated asset growth
History of consistent distribution growth
History of consistent distribution growth
Substantial internal growth projects
Substantial internal growth projects
–
–
Over $800 million of capital expenditures expected for 2006/ 2007
Over $800 million of capital expenditures expected for 2006/ 2007
–
–
Expected high rates of return, low projected construction cost relative
Expected high rates of return, low projected construction cost relative to forecasted EBITDA
to forecasted EBITDA
High quality portfolio of low volatility assets
High quality portfolio of low volatility assets
–
–
Predominantly fee-based business, which mitigates commodity price
Predominantly fee-based business, which mitigates commodity price risk
risk
Strong Balance Sheet
Strong Balance Sheet
Significant ownership by management and affiliates
Significant ownership by management and affiliates

Questions & Answers Questions & Answers